EX-99.1.10(i)



Application for an          INDIVIDUAL
                            LIFE POLICY
                            for the state of
                            (ENTER STATE)








                            [Aetna logo]











                            Aetna Life Insurance and Annuity Company

70059-96

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When completing the application   Please:

                                  [bullet] Print legibly. (If possible, use
                                           black ink.) This will ensure that
                                           policy information is accurate and
                                           easy to photocopy.

                                  [bullet] If blood or urine is required, please
                                           sign the consent form. (State of
                                           residence determines appropriate
                                           consent form to be used.)

                                  [bullet] Include any special supplements that
                                           may be required, (e.g. aviation
                                           and/or avocation, child rider,
                                           Variable Life supplement.)

                                  [bullet] Ensure that automatic requirements
                                           (blood, exam, etc.) are completed.

                                  [bullet] Complete enclosed Transmittal letter
                                           for applications of $1,000,000 to
                                           $5,000,000, or if there is special
                                           information that would assist the
                                           underwriter in underwriting the case.
                                           Cases over $5,000,000 please submit
                                           supporting documentations such as
                                           audited financial statements, income
                                           tax returns, etc.

                                  [bullet] Ask all questions of the proposed
                                           insured.  Do not assume anything.

                                  [bullet] If you must change application
                                           information prior to submission, draw
                                           a line through it, enter the correct
                                           information and have the proposed
                                           insured initial the change.

                                  [bullet] Signatures required on: application,
                                           ACP form if requested, MIB
                                           authorization, Policyowner/Taxpayer
                                           form and TIA. Agent must also sign
                                           the application and transmittal
                                           letter.

                                  [bullet] Agent signature must include the
                                           agent license number and not the
                                           agent code number.

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[Aetna logo]                               LIFE INSURANCE APPLICATION
                                           Aetna Life Insurance and Annuity Co.
                                           151 Farmington Avenue
                                           Hartford, CT  06156-1961
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General                          ANSWER ALL QUESTIONS IF:
Information                      [ ] New Insurance  [ ] Increase Amount  $_________  [ ]  Policy No. ________________
                                     ANSWER QUESTIONS 1, 8 (if applicable), 4, 20, 21 & Policyowner/Taxpayer Id. Number
                                 [ ] Term Conversion/Guaranteed Option  $______.__  Continue  $_____________ as term
                                 [ ] Other Policy Change  _______________  ANSWER APPLICABLE QUESTIONS
                                 [ ] Policy Number to be changed/converted
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ST OF DEL                        [ ] STATE OF DELIVERY
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(Proposed)                       1.  Print Full Legal Name (First, Middle, Last)
Insured
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Information                      Residence Address (Number, Street) P. O. Box

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                                 City, State and Zip Code

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                                 Sex     Date of Birth (mm/dd/yy)            Place of Birth          MVR License # and License State

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                                 2a.  Occupation (Title & Give Exact Duties)

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                                 2b.  Employer's Name and Address                                    2c.  Annual Income

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                                 2d. Amount of life insurance presently in force:
                                 Aetna  $_____________  ADB  $_______________  Other Companies  $_____________  ADB  $______________
                                 Are there current negotiations with other companies?  [ ]  Yes  [ ]  No
                                 If Yes, advise Company and results.________________________________________________________________
                                 ___________________________________________________________________________________________________

                                 3.  Will life insurance or annuity in any Company be replaced or changed if insurance applied for is issued?  [ ]  Yes  [ ]  No
                                 Explain
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Policy                           4.  Basic Plan ______________________________  Face Amount $_______________________________________
Information                      Death Benefit Option (if applicable) ______________________________________________________________
                                 Dividend Option  [ ]  Pay in Cash  [ ]  Reduce premium (not for salary deduction)
                                 [ ]  Other  _____________________  [ ]  Specify____________________________________________________
                                 Direct Billing Frequency  [ ]  Annual    [ ]  Semi-Annual
                                                           [ ]  Quarterly [ ]  Monthly (ACP/List Bill) Plan
                                 List Supplemental Benefits/Riders & Amounts (e.g. WP, ADB, EPOR, ROPR)
                                 _________________________________  ____________________________  __________________________________
                                 _________________________________  ____________________________  __________________________________
                                 _________________________________  ____________________________  __________________________________
70059-96                                                               For CIR - Submit application supplement


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(Proposed)                       NON MEDICAL - QUESTIONS 5-19 SHOULD NOT BE COMPLETED FOR TERM
Insured                          CONVERSIONS OR  EXERCISE OF GUARANTEED INSURABILITY  OPTION
Information                      5. HAVE YOU WITHIN 2 YEARS: (IF YES, EXPLAIN)
                                    a. Flown as a pilot or crew member or intend to do so? (If Yes, furnish
                                       Aviation  supplement) ..................................................  [ ]  Yes  [ ]  No
                                    b. Engaged in motor vehicle or boat racing, rock or mountain climbing, hang gliding or sky, skin or scuba diving or intend such activities?
                                       (If Yes, furnish Avocation supplement) .................................  [ ]  Yes  [ ]  No
                                    c. Had your license suspended or revoked, had 3 or more moving violations,
                                       or been charged with driving under the influence of alcohol or drugs?     [ ]  Yes  [ ]  No
                                    d. Frequently traveled outside of the United States or intend to do so?      [ ]  Yes  [ ]  No
                                 6. HAVE YOU EVER:
                                    a. Had insurance refused, or offered only with an extra premium? ..........  [ ]  Yes  [ ]  No
                                    b. Been arrested and convicted for a felony offense? ......................  [ ]  Yes  [ ]  No
                                 7. HAVE YOU IN THE LAST 5 YEARS: (IF YES, EXPLAIN)
                                    a. Used hallucinogenic or narcotic drugs not prescribed by a doctor? ......  [ ]  Yes  [ ]  No
                                    b. Used alcoholic beverages? (Note type, quantity and frequency) ..........  [ ]  Yes  [ ]  No
                                    c. Had or been advised to have medical treatment or counseling from a commonly recognized practitioner or organization for alcohol or drug use? [ ]  Yes  [ ]  No
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Smoking                          8. a. Have you smoked cigarettes within the past 12 months? ..................  [ ]  Yes  [ ]  No
Information                              If Yes, how much?  ...................................................  _________________
                                    b. If No, have you used any other tobacco products within the past 12 months
                                         (e.g. cigar, pipe, smokeless tobacco)? ...............................  [ ]  Yes  [ ]  No
                                         If Yes, have you smoked cigarettes within the past 10 years? .........  [ ]  Yes  [ ]  No
                                    c. Have you used any nicotine substitutes within the past 12 months
                                         (e.g. patch, gum)? ...................................................  [ ]  Yes  [ ]  No
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Height &                         9. a. What is your current height? ...........................................  _________________
Weight                              b. What is your current weight? ...........................................  _________________
                                    c. If under age 2, birth weight? ..........................................  _________________
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History                          10. Have you had a history of heart, lung or liver disorder, stroke, diabetes or cancer? ..................................................................  [ ]  Yes  [ ]  No
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Attending                        11. Name, address and phone number of personal physician, date, reason last seen and results.
Physician
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Information
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                                 ADDITIONAL INFORMATION (Give details of YES answers, dates and results) For additional space please use Addendum Sheet.
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QUES. #
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 IF AN EXAM IS REQUIRED AND QUESTION 10 IS ANSWERED "YES" AN MD EXAM IS REQUIRED
70059-96


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(Proposed)                       PART II - QUESTIONS 12 - 19 REQUIRED EVEN FOR EXAMINED BUSINESS
Insured                          12. HAVE YOU EVER IN THE LAST 10 YEARS HAD OR BEEN TREATED
Information                          FOR: (IF YES, EXPLAIN)
                                     a. Mental or nervous disorder?............................................  [ ]  Yes  [ ]  No
                                     b. Disease of the nervous system or brain? ...............................  [ ]  Yes  [ ]  No
                                     c. Fainting, seizures, paralysis or stroke? ..............................  [ ]  Yes  [ ]  No
                                     d. Shortness of breath, persistent cough? ................................  [ ]  Yes  [ ]  No
                                     e. Emphysema or other lung disease? ......................................  [ ]  Yes  [ ]  No
                                     f. Chest pain, high blood pressure, heart attack, heart murmur, disease of the heart or blood vessels? ...........................................  [ ]  Yes  [ ]  No
                                     g. Hepatitis, cirrhosis, or other disease of the liver or pancreas? ......  [ ]  Yes  [ ]  No
                                     h. Ulcer, colitis, chronic diarrhea, or other disorder of the stomach or intestines? ........................................................  [ ]  Yes  [ ]  No
                                     i. Sugar, albumin, blood or pus in urine? ................................  [ ]  Yes  [ ]  No
                                     j. Disease of the kidneys, reproductive organs or sexually transmitted disease
                                        (other than AIDS)? ....................................................  [ ]  Yes  [ ]  No
                                     k. Diabetes, thyroid or glandular disease? ...............................  [ ]  Yes  [ ]  No
                                     l. Arthritis, disease or injury of the muscles, bones or joints? .........  [ ]  Yes  [ ]  No
                                     m. Cancer, tumor, cyst, disease of skin or lymph glands? .................  [ ]  Yes  [ ]  No
                                 13. HAVE YOU IN THE LAST 10 YEARS (IF YES, EXPLAIN):
                                     a. Been diagnosed or treated for immune deficiency (other than AIDS), anemia or other blood disorder by a member of the medical profession? ........  [ ]  Yes  [ ]  No
                                     b. Had recurrent fever, fatigue or unexplained weight loss? ..............  [ ]  Yes  [ ]  No
                                 14. Have you in the last 10 years been diagnosed or treated for AIDS/ARC or had a positive HIV (AIDS virus) antibody test? ...........................  [ ]  Yes  [ ]  No
                                 15. OTHER THAN ABOVE, HAVE YOU WITHIN THE PAST 5 YEARS:
                                     (IF YES, EXPLAIN)
                                     a. Had a checkup, consultation, illness, injury, surgery or diagnostic test?[ ]  Yes  [ ]  No
                                     b. Been advised to have any diagnostic test, hospitalization or surgery which was not completed? ....................................................  [ ]  Yes  [ ]  No
                                 16. a. Are you now under observation or treatment? ...........................  [ ]  Yes  [ ]  No
                                     b. Do you need assistance, supervision or use of medical appliances of any kind? .................................................................  [ ]  Yes  [ ]  No
                                 17. Have you within 90 days had or been advised to have surgery or to be admitted to a medical facility or within 2 years been treated or diagnosed by a physician for heart disease, stroke, immune disorder
                                     (other than AIDS) or cancer? .............................................  [ ]  Yes  [ ]  No
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Family                           18. a. Do you have a family history of diabetes, heart disease or hereditary
History                                 disease? (If Yes, explain) ............................................  [ ]  Yes  [ ]  No
                                     b. Father, age: _____________ health status: ___________ if deceased, cause: ________________
                                     c. Mother, age: _____________ health status: ___________ if deceased, cause: ________________
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Explanations                     19. EXPLANATIONS: Include, nature and severity of condition, frequency of attacks, treatments received, medication, dates, name, address & phone number of medical attendants and hospitals.
                                     received, medication, dates, name, address & phone number of medical attendants and hospitals.
                                     received, medication, dates, name, address & phone number of medical attendants and hospitals.
                                     For additional space please use Addendum Sheet.
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QUES. #
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70059-96

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                                                                    BENEFICIARY/OWNER INFORMATION

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Beneficiary                      20  A. PRIMARY (provide full name and relationship)
Information
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                                 Soc. Sec. #
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                                     B. SECONDARY (If any, provide full name and relationship)

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                                 Unless otherwise requested, if more than one beneficiary is named, payment will be made in equal shares. If no beneficiary survives the insured, payment will be made to the executors or administrators of the insured.
                                     C. OTHER [ ] (e.g. Mode Settlement, Trustee under the Will, Individual Creditor. If Creditor -
                                        who will receive any balance.
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                                 Soc. Sec. #
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                                     D. FINAL (check one) [ ] Estate of the Insured
                                                          [ ] Executors or Administrators of the Survivor of the Beneficiary(ies)

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OWNER                            POLICYOWNER: THE (PROPOSED) INSURED IS POLICYOWNER UNLESS UNDER AGE 15
                                               OR OTHERWISE REQUESTED.
                                 21. A. PRIMARY (Provide full name, address, relationship and Date of Birth, mm/dd/yy)

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                                     B. SECONDARY (If any, provide full name, address, relationship and Date of Birth, mm/dd/yy)

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                                     C. OTHER [ ]

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                                     D. FINAL: (check one) [ ] Insured
                                                           [ ] Insured at legal age in policy delivery state
                                                           [ ] Executors or Administrators of the Survivor of the Owner(s)

70059-96



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22. Any payment is subject to the terms and conditions of the Temporary Insurance Agreement. If payment is made, the Temporary Insurance Agreement must be provided and explained.

23. If automatic payment from checking account is selected:
    I (we) authorize Aetna Life Insurance and Annuity Company (ALIAC) to debit my (our) checking account electronically, by paper means or by any other commercially accepted method, to cover premiums and other payments for my policy(ies). I (we) also authorize my financial institution named on the voided check attached to charge my account for such payments. If my/our account number or financial institution change, I (we) authorize ALIAC to accept verbal instructions from me regarding such changes, and to change this authorization accordingly. This authorization is to remain in full force and effect until ALIAC has received written notification from me (or either of us) of its termination within a reasonable time to take action.

[ ] Attach "VOID" Check          Date of draw (8th, 20th or 28th) ______________________________________________________________

Signature of Payor _____________________________________________________________________________________________________________


24. Any person who, knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents false information in an application for insurance is guilty of a crime and may be subject to fines and confinement in prison.

    The answers above are true and complete to the best of my knowledge and belief.

    I agree that no producer may alter the terms of the application, the Temporary Insurance Agreement or the policy, nor can the producer waive any of Aetna's rights or requirements.

    I agree that coverage can take effect only if the proposed insured is alive, and all answers in this application material to the risk are still true and complete when the policy is delivered and the entire first premium is paid.

    I agree to advise the Company or producer in writing of any known or suspected changes in the health of the proposed insured, or of any changes to any answers on this application, prior to delivery of this policy.




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Signature of (Proposed) Insured  (Required if age 10 or over)                                                  Date

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(Signature of parent if juvenile under age 10)                                                                 Date

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Signature of Applicant/Policyowner, if other than proposed insured                                             Date

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Signature of Assignee, if applicable                                                                           Date

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City                                                                            State                          Zip

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Signature of Agent                                                       Agent License #                       Date

70059-96


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                                                                           AGENT'S REPORT

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PHI                              Please complete and explain the PHI process to the (proposed) insured.
Information                      Please provide both numbers and the best place to call:
                                 [ ] Home Phone No.      (      ) ________-__________    [ ] AM  [ ] PM
                                 [ ] Business Phone No.  (      ) ________-__________    [ ] AM  [ ] PM
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                                 1. Underwriting Requirements  [ ] Nonmed  [ ] Paramedical  [ ] Medical
                                    Blood Profile/Urine Test required.  [ ] Yes  [ ] No
                                 2. Is the proposed insurance for business purposes?  [ ] Yes  [ ] No
                                    If Yes, are other principals commensurately insured?  [ ] Yes  [ ] No. (If No, explain)
                                 3. Is application in lieu of Group?  [ ] Yes  [ ] No
                                 4. Have you seen the proposed insured?  [ ] Yes  [ ] No
                                 5. If application is for $1,000,000 or more, have you secured financial data?  [ ] Yes  [ ] No
                                 6. If (proposed) Insured is under age 15, are parents/guardians, all siblings insured?
                                    [ ] Yes  [ ] No    Please provide amounts: $______________________________________
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Premium                          1. Billing Information                          2. Premium Information
Information                      [ ] Annual                                      [ ] Full Modal Premium $_________________
                                 [ ] Semi-Annual                                 [ ] Planned Modal Prem. $________________
                                 [ ] Quarterly                                   [ ] Additional Premium $__________________
                                 [ ] List Bill - Add to Existing ______________
                                 [ ] Monthly Check Plan
                                 [ ] Monthly List Bill
                                     Add to existing Account _______________
                                 3. Premium Payor name and address (if other than proposed insured) (Include Street,
                                    City, State, Zip)

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Additional
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Information
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Agent                            1. Replacement?                                If yes:
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Information                      [ ] Yes    [ ] Internal    [ ] Internal 1035
                                 [ ] No     [ ] External    [ ] External 1035
                                 2. If the law requires, has the Cost Disclosure Statement been given and will the Cost Disclosure
                                    Policy Summary to be delivered with the policy?  [ ] Yes    [ ] No
                                 3. Has the required Underwriting Notice been given? [ ] Yes    [ ] No
                                 4. Besides yourself will any other third party be compensated to influence the applicant's decision to purchase this policy? [ ] Yes [ ] No  If yes, provide the name of that third party.
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Agent's Name
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Address
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Phone No.                        (        )
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                                 LIFE CODE                                                               MARKET AGENCY CODE

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70059-96

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[Aetna logo]                                                           ADDENDUM SHEET


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Application                                                        ADDITIONAL INFORMATION
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Question #
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                                                  Date                                     Signature of (Proposed Insured)
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70059-96